Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2019
Discontinued operations.
Schedule of results of discontinued operations

Results of Discontinued operations

EURm	2019	2018	2017
Net sales	–	–	–
Cost of sales	–	–	–
Gross profit	–	–	–
Research and development expenses	–	–	–
Selling, general and administrative expenses	(6)	(9)	(7)
Other operating income and expenses	(1)	17	(15)
Operating (loss)/profit	(7)	8	(22)
Financial income and expenses	(5)	81	6
(Loss)/profit before tax	(12)	89	(16)
Income tax (expense)/benefit	(1)	125	(10)
(Loss)/profit for the year, ordinary activities(1)	(13)	214	(26)
Gain on the sale, net of tax(2)	6	–	5
(Loss)/profit for the year	(7)	214	(21)
(1)

In 2018, the results of discontinued operations mostly relate to a resolution reached in the tax dispute concerning the applicability of withholding tax in respect of payments by Nokia India Private Limited to Nokia Corporation for the supply of operating software in D&S business as well as a release of uncertain tax positions related to HERE business.

(2)

In 2019, an addition of EUR 7 million to and a deduction of EUR 1 million from gain on the sale were recognized related to D&S business and HERE business, respectively, due to tax indemnification. In 2017, an additional gain on the sale of EUR 5 million was recognized related to HERE business due to tax indemnification.

Cash flows from Discontinued operations

EURm	2019	2018	2017
Net cash used in operating activities	(7)	(33)	(14)
Net cash from/(used in) investing activities	9	10	(16)
Net cash flow for the period	2	(23)	(30)